EXHIBIT A

                        MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All amounts in US dollars unless otherwise stated


Month                          September-00
Payment Date                   15th of each month
Convention                     Modified Following Business Day
Current Payment Date           15-Sep-00
Current Calculation Date       11-Sep-00
Previous Payment Date          15-Aug-00
Previous Calculation Date      9-Aug-00
--------------------------------------------------------------------------------

1. Account Activity Summary between Calculation Dates
----------------------------------------------------------------------------------------------
                                    Prior         Deposits     Withdrawals      Balance on
                                   Balance                                   Calculation Date
                                  9-Aug-00                                      11-Sep-00
----------------------------------------------------------------------------------------------
Expense Account                      98,980.33   4,714,023.94  (2,758,123.78)    2,054,880.49
Collection Account               18,835,856.12  26,610,194.97 (18,835,856.12)   26,610,194.97
Aircraft Purchase Account                    -              -              -                -
Liquidity Reserve cash balance   48,309,891.00     250,000.00    (200,000.00)   48,359,891.00
----------------------------------------------------------------------------------------------
Total                            67,244,727.45  31,574,218.91 (21,793,979.90)   77,024,966.46
----------------------------------------------------------------------------------------------

2. Analysis of Expenses Account Activity

----------------------------------------------------------------------------------------------
Opening Balance on Previous Calculation Date                                        98,980.33
Transfer from Collection Account on previous Payment Date                        4,702,573.04
Permitted Aircraft Accrual                                                                  -
Interim Transfer from Collection Account                                                    -
Transfers from Aircraft Purchase Account                                                    -
Interest Income                                                                     11,450.90
Balance on current Calculation Date
 - Payments on previous payment date                                              (702,573.04)
 - Interim payments                                                             (2,055,550.74)
 - Other
----------------------------------------------------------------------------------------------
Balance on current Calculation Date                                              2,054,880.49
----------------------------------------------------------------------------------------------

3. Analysis of Collection Account Activity

----------------------------------------------------------------------------------------------
Opening Balance on Previous Calculation Date                                    18,835,856.12
Collections during period
 - Lease rentals                                                                21,638,079.37
 - Maintenance reserves                                                          3,602,988.31
 - Other leasing income                                                          1,011,710.26
 - Interest income                                                                 357,417.03
 - Lease rental received in error                                                           -
 - Interim transfer to Expense A/C                                                          -
Transfers from Aircraft Purchase Account                                                    -
Drawings under Credit or Liquidity Enhancement Facilities                                   -
Repayment of Drawings under Credit or Liquidity Enhancement Facilities                      -
Transfer to Expense Account on previous Payment Date
 - Required Expense Amount                                                      (4,702,573.04)
 - Permitted Aircraft Modifications                                                         -
Net Swap payments on previous Payment Date                                          39,481.92
Aggregate Note Payments on previous Payment Date                               (14,172,765.00)
----------------------------------------------------------------------------------------------
Balance on current Calculation Date                                             26,610,194.97
----------------------------------------------------------------------------------------------

Analysis of Liquidity Reserve Amount
First Collection Account Reserve                                                30,000,000.00
Cash Held
 - Accrued Expenses                                             2,054,880.49
 - Security Deposits                                           18,359,891.00    20,414,771.49
Morgan Stanley Facility                                                         30,000,000.00
ILFC Facility
   - Letter of Credit                                          20,000,000.00
   -Security Deposits                                          20,730,851.00    40,730,851.00
                                                                             -----------------
 Liquidity Reserve Amount                                                      121,145,622.49
                                                                             -----------------

Minimum Liquidity Reserve Amount                                                30,000,000.00
----------------------------------------------------------------------------------------------

                        MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All amounts in US dollars unless otherwise stated


Month                          September-00
Payment Date                   15th of each month
Convention                     Modified Following Business Day
Current Payment Date           15-Sep-00
Current Calculation Date       11-Sep-00
Previous Payment Date          15-Aug-00
Previous Calculation Date      9-Aug-00
--------------------------------------------------------------------------------

Balance in Collection Account                                                                     26,610,194.97
Liquidity Reserve Amount                                                                         121,145,622.49
                                                                                              -----------------
Available Collections                                                                            147,755,817.46
                                                                                              =================

3. Analysis of Collection Account Activity (Continued)
---------------------------------------------------------------------------------------------------------------
Analysis of Current Payment Date Distributions

(i)          Required Expense Amount
              - Servicer Fee                                                       727,474.45
              - Administration Agent Fee                                            99,350.63
              - Other Service Providers                                             12,500.01
              - Accrued Expenses                                                 3,100,000.00
                                                                            ------------------
             Total Required Expense Amount                                                         3,939,325.10
(ii) a)      Class A Interest but excluding Step-up                                                8,415,550.43
     b)      Swap Payments other than subordinated swap payments                                     (14,854.18)
(iii)a)      Repayment of Primary Eligible Credit Facilities                                                  -
     b)      First Collection Account top-up (Minimum liquidity reserve $30 m)                    30,000,000.00
(iv)         Class A Minimum principal payment                                                                -
(v)          Class B Interest                                                                      1,039,144.88
(vi)         Class B Minimum principal payment                                                       358,703.89
(vii)        Class C Interest                                                                      1,012,585.00
(viii)       Class C Minimum principal payment                                                                -
(ix)         Class D Interest                                                                        797,500.00
(x)          Class D Minimum principal payment                                                                -
(xi)a)       Secondary Eligible Credit Facilities (ILFC and Morgan Stanley Facilities)                        -
    b)       Second collection account top-up                                                     91,145,622.49
(xii)        Class A Scheduled principal                                                                      -
(xiii)       Class B Scheduled principal                                                             209,886.06
(xiv)        Class C Scheduled principal                                                              80,000.00
(xv)         Class D Scheduled principal                                                                      -
(xvi)        Permitted accruals for Modifications
(xvii)       Step-up interest                                                                                 -
(xviii)      Beneficial interest                                                                              -
(xix)        Class A Supplemental principal                                                       10,772,353.79
(xx)         Class B Supplemental principal                                                                   -
(xxi)        Class D Redemption Price                                                                         -
(xxii)       Class C Redemption Price                                                                         -
(xxiii)      Class B Redemption Price                                                                         -
(xxiv)       Class A Redemption Price                                                                         -
(xxv)        Subordinated Swap payments                                                                       -
(xxvi)       all remaining amounts to holders of Beneficial interests
             Total Payments with respect to Payment Date                                         147,755,817.46
             less collection Account Top Ups (iii) (b) and (xi) (b) above                        121,145,622.49
                                                                                              -----------------
                                                                                                  26,610,194.97
                                                                                              =================

----------------------------------------------------------------------------------------------------------------

                        MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All amounts in US dollars unless otherwise stated


Month                          September-00
Payment Date                   15th of each month
Convention                     Modified Following Business Day
Current Payment Date           15-Sep-00
Current Calculation Date       11-Sep-00
Previous Payment Date          15-Aug-00
Previous Calculation Date      9-Aug-00
--------------------------------------------------------------------------------

4. Payments on the Notes by Subclass

-------------------------------------------------------------------------------------------------------------------------
                                             Subclass        Subclass      Subclass          Subclass          Total
Floating Rate Notes                             A-2             A-3           A-4               A-5           Class A

-------------------------------------------------------------------------------------------------------------------------
Applicable LIBOR                              6.61875%        6.61875%        6.61875%        6.61875%
Applicable Margin                              0.3500%         0.5200%         0.5400%         0.5800%
Applicable Interest Rate                      6.96875%        7.13875%        7.15875%        7.19875%
Day Count                                      Act/360         Act/360         Act/360         Act/360
Actual Number of Days                               31              31              31              31
Interest Amount Payable                   1,309,463.72    3,565,409.03    1,232,895.83    2,307,781.85
Step-up Interest Amount Payable                NA              NA             NA              NA
-------------------------------------------------------------------------------------------------------------------------
Total Interest Paid                       1,309,463.72    3,565,409.03    1,232,895.83    2,307,781.85       8,415,550.43
-------------------------------------------------------------------------------------------------------------------------

Expected Final Payment Date                  15-Sep-05       15-Mar-02       15-Mar-03       15-Jun-08
Excess Amortization Date                     15-Apr-98       15-Mar-02       15-Mar-03       15-Apr-00
-------------------------------------------------------------------------------------------------------------------------
Original Balance                        340,000,000.00  580,000,000.00  200,000,000.00  400,000,000.00
Opening Outstanding Principal Balance   218,212,383.69  580,000,000.00  200,000,000.00  372,287,512.41   1,370,499,896.10
-------------------------------------------------------------------------------------------------------------------------
Extended Pool Factors                           78.02%         100.00%         100.00%         100.00%
Pool Factors                                    67.77%         100.00%         100.00%          92.61%
-------------------------------------------------------------------------------------------------------------------------
Extension Amount                                     -               -               -               -
Pool Factor Amount                                   -               -               -    1,847,512.41
Surplus Amortisation                      3,308,422.71               -               -    5,616,418.68
-------------------------------------------------------------------------------------------------------------------------
Total Principal Distribution Amount       3,308,422.71               -               -    7,463,931.09      10,772,353.80
-------------------------------------------------------------------------------------------------------------------------
Redemption Amount
- amount allocable to principal
- amount allocable to premium
-------------------------------------------------------------------------------------------------------------------------
Closing Outstanding Principal Balance   214,903,960.98  580,000,000.00  200,000,000.00  364,823,581.32   1,359,727,542.30
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                           Subclass        Subclass        Total
Floating Rate Notes                           B-1             B-2         Class B

--------------------------------------------------------------------------------------
Applicable LIBOR                               6.6188%         6.6188%
Applicable Margin                              0.6500%         1.0500%
Applicable Interest Rate                      7.26875%        7.66875%
Day Count                                      Act/360         Act/360
Actual Number of Days                               31              31
Interest Amount Payable                     543,871.44      495,273.44
Step-up Interest Amount Payable                NA              NA
--------------------------------------------------------------------------------------
Total Interest Paid                         543,871.44      495,273.44    1,039,144.88
--------------------------------------------------------------------------------------

Expected Final Payment Date                  15-Mar-13       15-Mar-07
Excess Amortisation Date                     15-Apr-98       15-Mar-07
--------------------------------------------------------------------------------------
Original Balance                        100,000,000.00   75,000,000.00
Opening Outstanding Principal Balance    86,891,507.32   75,000,000.00  161,891,507.32
--------------------------------------------------------------------------------------
Extended Pool Factors                           94.12%        100.00%
Pool Factors                                    90.07%         99.99%
--------------------------------------------------------------------------------------
Extension Amount                                     -              -
Pool Factor Amount                                   -       7,500.00
Surplus Amortisation                        561,089.95              -
--------------------------------------------------------------------------------------
Total Principal Distribution Amount         561,089.95       7,500.00       568,589.95
--------------------------------------------------------------------------------------
Redemption Amount
- amount allocable to principal
- amount allocable to premium
--------------------------------------------------------------------------------------
Closing Outstanding Principal Balance    86,330,417.37  74,992,500.00   161,322,917.37
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------                ----------------
                                           Subclass      Subclass         Total                           Subclass
Fixed Rate Notes                              C-1           C-2          Class C                            D-1

--------------------------------------------------------------------------------------                ----------------
Applicable Interest Rate                      6.90000%      9.60000%                                          8.70000%
Day count                                     30 / 360      30 / 360                                          30 / 360
Number of Days                                      30            30                                                30
Interest Amount Payable                     572,585.00    440,000.00                                        797,500.00
--------------------------------------------------------------------------------------                ----------------
Total Interest Paid                         572,585.00    440,000.00      1,012,585.00                      797,500.00
--------------------------------------------------------------------------------------                ----------------
Expected Final Payment Date                  15-Mar-13     15-Oct-16                                         15-Mar-14
Excess Amortisation Date                     15-Mar-13     15-Oct-16                                         15-Mar-10
Original Balance                        100,000,000.00 55,000,000.00                                    110,000,000.00
Opening Outstanding Principal Balance    99,580,000.00 55,000,000.00    154,580,000.00                  110,000,000.00
--------------------------------------------------------------------------------------                ----------------
Extended Pool Factors                          100.00%       100.00%                                           100.00%
Expected Pool Factors                           99.50%       100.00%                                           100.00%
--------------------------------------------------------------------------------------                ----------------
Extended Amount                                      -             -                                                 -
Expected Pool Factor Amount                  80,000.00             -                                                 -
Surplus Amortisation                                 -             -
--------------------------------------------------------------------------------------                ----------------
Total Principal Distribution Amount          80,000.00             -      80,000.00                                  -
--------------------------------------------------------------------------------------                ----------------
Redemption Amount                                    -             -                                                 -
- amount allocable to principal                      -             -                                                 -
- amount allocable to premium                        -             -                                                 -
-------------------------------------------------------------------------------------                 ----------------
Closing Outstanding Principal Balance    99,500,000.00 55,000,000.00 154,500,000.00                     110,000,000.00
------------------------------------------------------------------------------------                  ----------------

                        MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All amounts in US dollars unless otherwise stated


Month                          September-00
Payment Date                   15th of each month
Convention                     Modified Following Business Day
Current Payment Date           15-Sep-00
Current Calculation Date       11-Sep-00
Previous Payment Date          15-Aug-00
Previous Calculation Date      9-Aug-00
--------------------------------------------------------------------------------

5. Floating Rate Note information for next Interest Accrual Period

Start of Interest Accrual Period                15-Sep-00
End of Interest Accrual Period                  16-Oct-00
Reference Date                                  12-Oct-00

------------------------------------------------------------------------------------------------------------------------------
                                                 A-2           A-3           A-4          A-5          B-1          B-2
------------------------------------------------------------------------------------------------------------------------------
Applicable LIBOR                                 6.62125%      6.62125%      6.62125%     6.62125%    6.62125%       6.62125%
Applicable Margin                                 0.3500%       0.5200%       0.5400%      0.5800%     0.6500%        1.0500%
Applicable Interest Rate                          6.9713%       7.1413%       7.1613%      7.2013%     7.2713%        7.6713%
Actual Pool Factor                                 63.21%       100.00%       100.00%       91.21%      86.33%         99.99%
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Fixed Rate Notes                                 C-1           C-2           D-1
--------------------------------------------------------------------------------------
Actual Pool Factor                                 99.50%       100.00%       100.00%
--------------------------------------------------------------------------------------

6. Payments per $ 100,000 Initial Outstanding Principal Balance of Notes

------------------------------------------------------------------------------------------------------------------------------

(a) Floating Rate Notes                          A-2           A-3           A-4          A-5          B-1          B-2

------------------------------------------------------------------------------------------------------------------------------

Opening Outstanding Principal Balance           64,180.11    100,000.00    100,000.00    93,071.88   86,891.51     100,000.00
Total Principal Payments                           973.07             -             -     1,865.98      561.09          10.00
Closing Outstanding Principal Balance           63,207.05    100,000.00    100,000.00    91,205.90   86,330.42      99,990.00

Total Interest                                     385.14        614.73        616.45       576.95      543.87         660.36
Total Premium                                     0.0000%       0.0000%       0.0000%      0.0000%     0.0000%        0.0000%

------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
(b) Fixed Rate Notes                             C-1           C-2           D-1
--------------------------------------------------------------------------------------
Opening Outstanding Principal Balance           99,580.00    100,000.00    100,000.00
Total Principal Payments                            80.00             -             -
Closing Outstanding Principal Balance           99,500.00    100,000.00    100,000.00

Total Interest                                     572.59        800.00        725.00
Total Premium                                           -             -             -
--------------------------------------------------------------------------------------

                                                 MORGAN STANLEY AIRCRAFT FINANCE

                             Cumulative Performance to Date - March 15, 2000 to September 15, 2000
-----------------------------------------------------------------------------------------------------------------------------------
                                                      All amounts in millions of U.S.     Dollars amounts expressed as a percentage
                                                      dollars unless otherwise stated     2000 Base Case Lease Rentals
-------------------------------------------------------------------------------------     ------------------------------------------
                                                             Cumulative to Date                    Cumulative to Date
                                                        Actual   Base Case   Variance     Actual   Base Case   Variance
-------------------------------------------------------------------------------------     -----------------------------------------
                   CASH COLLECTIONS
 [1]               Lease Rentals                         125.0       125.0        0.0     100.0%      100.0%       0.0%
 [2]               - Renegotiated Leases                     -           -          -       0.0%
 [3]               - Rental Resets                        (0.0)          -       (0.0)      0.0%
                                                       ------------------------------     ------------------------------------------
 [4] S [1]...[3]   Contracted Lease Rentals              125.0       125.0       (0.0)    100.0%      100.0%       0.0%
 [5]               Movement in Current Arrears Balance    (2.4)          -       (2.4)     -2.0%        0.0%      -2.0%

                   less Net Stress-related Costs
 [6]               - Bad Debts                               -                             0.0%
 [7]               - Security Deposits Draw Down             -                             0.0%
 [8]               - Restructured Arrears                    -                             0.0%
 [9]               - AOG                                  (3.2)                           -2.5%
[10]               - Other Leasing Income                  5.6                             4.4%
[11]               - Repossession Costs                   (0.4)                           -0.3%
                                                       ------------------------------     ------------------------------------------
[12] S [6]...[11]  sub-total                               2.0        (5.6)       7.6      1.6%        -4.5%       6.1%
[13] [4]+[5]+[12]  NetLease Rentals                      124.5       119.4        5.1     99.6%        95.5%       4.1%
[14]               Interest Earned                         1.9         1.2        0.7      1.5%         0.9%       0.6%
                   Maintenance Receipts                   14.5           -       14.5     11.6%         0.0%      11.6%
                   Maintenance Payments                  (15.5)          -      (15.5)   -12.4%         0.0%     -12.4%
[15]               Net Maintenance                        (1.0)          -       (1.0)    -0.8%         0.0%      -0.8%
[16] S [13]...[15] Total Cash Collections                125.4       120.6        4.9    100.3%        96.4%       3.9%
                                                       ------------------------------     ------------------------------------------
                   CASH EXPENSES
                   Aircraft Operating Expenses
[17]               - Insurance                            (0.5)                           -0.4%                   -0.4%
[18]               - Re-leasing and other overheads       (0.6)                           -0.5%                   -0.5%
                                                       ------------------------------     ------------------------------------------
[19]  [17]+[18]    sub-total                              (1.2)       (1.0)      (0.2)    -0.9%        -0.8%      -0.1%
                   SG&A Expenses
                   Aircraft Servicer Fees
                   - Base Fee                             (1.3)                           -1.1%
                   - Rent Collected Fee                   (1.5)                           -1.2%
                   - Rent Contracted Fee                  (1.2)                           -0.9%
                   - Incentive Fee                           -                             0.0%
                                                       ------------------------------     ------------------------------------------
[20]               sub-total                              (4.0)       (4.2)       0.2     -3.2%        -3.4%       0.2%
                   Cabot                                  (1.3)       (0.6)      (0.7)    -1.1%        -0.5%      -0.6%
                   Other Service Providers                (0.0)       (0.4)       0.3      0.0%        -0.3%       0.3%
                                                       ------------------------------     ------------------------------------------
[21]               sub-total                              (1.4)       (1.0)      (0.4)    -1.1%        -0.8%      -0.3%
[22] S [19]...[21] Total Cash Expenses                    (6.6)       (6.2)      (0.4)    -5.3%        -5.0%      -0.3%
                                                       ------------------------------     ------------------------------------------
                   NET CASH COLLECTIONS
[23]   [16]        Total Cash Collections                125.4       120.6        4.9    100.3%        96.4%       3.9%
[24]   [22]        Total Cash Expenses                    (6.6)       (6.2)      (0.4)    -5.3%        -5.0%      -0.3%
[25]               Drawings from Expense Account           7.2           -        7.2      5.8%         0.0%       5.8%
[26]               Transfer to Expense Acccount           (9.6)          -       (9.6)    -7.7%         0.0%      -7.7%
[27]               Interest Payments                     (66.1)      (62.4)      (3.6)   -52.8%       -49.9%      -2.9%
[28]               Swap Payments                          (1.6)       (5.1)       3.4     -1.3%        -4.1%       2.7%
[29]               Exceptional Items                         -           -          -      0.0%         0.0%       0.0%
                                                       ------------------------------     ------------------------------------------
[30] S [23]...[29] TOTAL                                  48.7        46.8        1.9     39.0%        37.5%       1.5%
                                                       ==============================     ==========================================
[31]               PRINCIPAL PAYMENTS
                   subclass A2                             9.7         9.6        0.2     7.8%          7.6%       0.1%
                   subclass A3                               -           -          -     0.0%          0.0%       0.0%
                   subclass A4                               -           -          -     0.0%          0.0%       0.0%
                   subclass A5                            35.2        33.5        1.7    28.1%         26.8%       1.3%
                   subclass B1                             3.5         3.4        0.1     2.8%          2.7%       0.1%
                   subclass B2                             0.0         0.0          -     0.0%          0.0%       0.0%
                   subclass C1                             0.3         0.4       (0.0)    0.3%          0.3%       0.0%
                   subclass C2                               -           -          -     0.0%          0.0%       0.0%
                   subclass D1                               -           -          -     0.0%          0.0%       0.0%
                                                       ------------------------------     ------------------------------------------
                   Total                                  48.7        46.8        1.9     39.0%        37.5%       1.5%
                                                       ==============================     ==========================================

                   Debt Balances
                   -------------
                   subclass A2                           215.0       215.1        0.2
                   subclass A3                           580.0       580.0          -
                   subclass A4                           200.0       200.0          -
                   subclass A5                           364.8       366.5        1.7
                   subclass B1                            86.2        86.3        0.1
                   subclass B2                            75.0        75.0          -
                   subclass C1                            99.5        99.5       (0.0)
                   subclass C2                            55.0        55.0          -
                   subclass D1                           110.0       110.0          -
                                                       ------------------------------
                   TOTAL                               1,785.5     1,787.4        1.9
                                                       ==============================

                                                 MORGAN STANLEY AIRCRAFT FINANCE

                             Cumulative Performance to Date - March 15, 2000 to September 15, 2000
-----------------------------------------------------------------------------------------------------------------------------------
        Coverage Ratios                                                                2000
        ---------------               Closing               Actual                   Base Case
-----------------------------------------------------------------------------------------------------------------------------------
        Net Cash Collections                                    48.7                        46.8
        Add Back Interest                                       66.1                        62.4
        -----------------
        Add Back Swap Payments                                   1.6                         5.1
        ----------------------
a       Net Cash Collections                                   116.4                       114.3

b       Swaps                                                    1.6                         5.1
c       Class A Interest                                        49.1                        45.9
d       Class A Minimum                                          5.8                         4.8
e       Class B Interest                                         6.1                         5.7
f       Class B Minimum                                          2.6                         2.6
g       Class C Interest                                         6.1                         6.1
h       Class C Minimum                                            -                           -
I       Class D Interest                                         4.8                         4.8
j       Class D Minimum                                            -                           -
k       Class A Scheduled                                        0.8                         0.1
l       Class B Scheduled                                        0.8                         0.8
m       Class C Scheduled                                        0.4                         0.4
n       Class D Scheduled                                          -                           -
o       Permitted Aircraft Modifications                           -                           -
p       Class A Supplemental                                    38.4                        38.1
                                                         ------------              --------------
        Total                                                  116.4                       114.3
                                                         ------------              --------------

  [1]   Interest Coverage Ratio
        Class A                                                 2.29                        2.24  = a / (b+c)
        Class B                                                 1.86                        1.86  = a / (b+c+d+e)
        Class C                                                 1.63                        1.63  = a / (b+c+d+e+f+g)
        Class D                                                 1.53                        1.53  = a / (b+c+d+e+f+g+h+i)

  [2]   Debt Coverage Ratio
        Class A                                                 1.51                        1.52  = a / (b+c+d+e+f+g+h+i+j+k)
        Class B                                                 1.50                        1.51  = a / (b+c+d+e+f+g+h+i+j+k+l)
        Class C                                                 1.49                        1.50  = a / (b+c+d+e+f+g+h+i+j+k+l+m)
        Class D                                                 1.49                        1.50  = a / (b+c+d+e+f+g+h+i+j+k+l+m+n)

        Loan-to-Value Ratios
        --------------------
                                    -------------------------------------------------------------------------
                                       2000 Base Case          Actual                2000 Base Case
                                        15-Mar-00            15-Sep-00                  15-Sep-00
                                    -------------------------------------------------------------------------
  [3]   Assumed Portfolio Value         2,000.9              1,959.3                     1,959.3

        Liquidity Reserve Amount
        Cash                               30.0                 30.0                        30.0
          - Accrued Expenses                6.0                  5.2                         5.2
          - Security Deposits               7.1                 18.4                        18.4
                                    -----------         ------------              --------------
        subtotal cash                      43.1                 53.5                        53.5
         Letters of Credit                 82.1                 70.7                        70.7
                                    -----------         ------------              --------------
        Total Liquidity Reserve           125.2                124.2                       124.2

  [4]   Total Asset Value               2,126.1              2,083.5                     2,083.5

        Note Balance
        Class A                         1,404.7    66.1%     1,359.8         65.3%       1,361.6       65.4%
        Class B                           164.7    73.8%       161.2         73.0%         161.3       73.1%
        Class C                           154.9    81.1%       154.5         80.4%         154.5       80.5%
        Class D                           110.0    86.3%       110.0         85.7%         110.0       85.8%
                                   ------------         ------------              --------------
        Total                           1,834.3              1,785.5                     1,787.4
-----------------------------------------------------------------------------------------------------------------------------------

[1] Interest Coverage Ratio is equal to Net Cash Collections, before Interest and swap payments, expressed as a ratio of the swap costs and interest payable on each subclass of Notes plus the interest and minimum principal payments payable on each subclass of Notes that rank senior in priority of payment to the relevant subclass of Notes.

[2] Debt Service Ratio is equal to Net Cash Collections before interest and swap payments, expressed as a ratio of the interest and minimum and scheduled principal payments payable on each subclass of Notes plus the interest and minimum and scheduled principal payments payable on each subclass of Notes that ranks equally with or senior to the relevant subclass of Notes in the priority of payments.

[3] Assumed Portfolio Value represents the Initial Appraised Value of each aircraft in the Portfolio multiplied by the Depreciation Factor at Calculation date divided by the Depreciation Factor at Closing date.

[4] Total Asset Value is equal to Total Portfolio Value plus Liquidity Reserve Amount

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Note:                Report Line Name                                             Description
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
                   CASH COLLECTIONS
 [1]               Lease Rentals                        Assumptions per the March 2000 Prospectus
 [2]               - Renegotiated Leases                Change in contracted rental cash flow caused by a renegotiated lease
 [3]               - Rental Resets                      Re-leasing events where new lease rate deviated from the 2000 Base Case
 [4] S [1]...[3]   Contracted Lease Rentals             Current Contracted Lease Rentals due as at the latest Calculation Date
 [5]               Movement in Current Arrears Balance  Current contracted lease rentals not received as at the latest Calculation
                                                        Date, excluding Bad debts

                   less Net Stress-related Costs
 [6]               - Bad Debts                          Arrears owed by former lessees and deemed irrecoverable.
 [7]               - Security Deposits Drawn Down       Current arrears that have been capitalized and restructured as a Note
                                                        Payable.
 [8]               - Restructured Arrears               Security deposits received following a lessee default
 [9]               - AOG                                Lost of rental due to an aircraft being off-lease and non-revenue earning
[10]               - Other Leasing Income               Includes lease termination payments, rental guarantees and late payments charges
[11]               - Repossession Costs                 Legal and technical costs incurred in repossessing aircraft
[12] S [6]...[11]  sub-total

[13] [4]+[5]+[12]  Net Lease Rentals                    Contracted Lease Rentals less Movement in Current Arrears Balance and Net
                                                        Stress related costs

[14]               Interest Earned                      Interest earned on monthly cash balances

[15]               Net Maintenance                      Maintenance Revenue Reserve received less any reimbursements to lessees

[16] S [14]...[16] Total Cash Collections               Net Lease Rentals + Interest Earned + Drawings from Expense Account + Net
                                                        Maintenance
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                   CASH EXPENSES
                   Aircraft Operating Expenses          All operational costs related to the leasing of aircraft
[17]               - Insurance                          Premium for contingent insurance policies
[18]               - Re-leasing and other overheads     Costs associated transferring an aircraft from one lessee to another
[19] [17]+[18]     sub-total

                   SG&A Expenses                        All fees paid to the Aircraft Servicer and to other service providers
[20]               Aircraft Servicer Fees               Monthly and annual fees paid to the Aircraft Servicer
                   - Base Fee                           Fixed amount per month per aircraft
                   - Rent Contracted Fee                1.00% of rental contracted for the month
                   - Rent Collected Fee                 1.25% of rental received for the month
                   - Incentive Fee                      Annual fee paid to Servicer for performance above an annually agreed target

[21]               Other Servicer Fees                  Administrative Agent, trustee and professional fees paid to other service providers.

[22] S [19]...[21] Total Cash Expenses                  Aircraft Operating Expenses + SG&A Expenses
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                   NET CASH COLLECTIONS
[23]     [16]      Total Cash Collections             as per line 17 above
[24]     [22]      Total Cash Expenses                as per line 24 above
[25]               Drawings from Expense Account      Cash drawn from the Expense Account and used to pay for expenses during the period
[26]               Transfer to Expense Account        Cash set aside in the Expense Account to pay for future expected expense obligations
[27]               Interest Payments                  Interest paid on all outstanding debt
[28]               Swap payments                      Net swap payments (paid)/received
[29]               Exceptional Items                  Includes adjustment for aircraft included in the 1998 Base Case but not acquired by MSAF
[30] S [24]...[29] TOTAL
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[31]               PRINCIPAL PAYMENTS                 Principal Payments to Noteholders
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